D A T A A S O F M A R C H 3 1 , 2 0 1 5 U N L E S S O T H E R W I S E N O T E D 2015 FIRST QUARTER RESULTS NASDAQ: FULT

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2015 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and other periodic reports which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Geographic Markets / Franchise Value • Strong Capital & Reserves • Commitment to Enhancing Shareholder Value • Cash Dividends • Share Repurchase Programs • Relationship Banking Strategy / Customer Experience • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Prudent Expense Management / Cost Reduction Initiatives • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 254 community banking offices across the Mid-Atlantic • Asset size: $17.4 billion • 3,700+ team members (3,480 FTEs (1)) • Market capitalization: $2.2 billion (2) 4 (1) Full-time equivalent employees. (2) Based on shares outstanding and the closing price as of March 31, 2015.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Source: SNL Financial LC. Note: Data as of June 30, 2014 per Federal Deposit Insurance Corporation (FDIC) Summary of Deposits. (1) Median HH Income, 2015 – 2020 Projected Population Change and 2015 – 2020 Projected HH Income Change are weighted by deposits in each MSA. Median Deposits Market Market Household (HH) Metropolitan Statistical Area (MSA) (in millions) Rank Share Income Population HH Income Lancaster, PA 2,589$ 2 25.01% 56,243$ 2.39% 5.22% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,454 14 0.57% 62,072 1.63% 5.70% Allentown-Bethlehem-Easton, PA-NJ 1,338 4 8.77% 58,052 0.88% 3.86% New York-Newark-Jersey City, NY-NJ-PA 1,061 61 0.08% 66,610 2.67% 5.74% Baltimore-Columbia-Towson, MD 836 10 1.29% 71,001 3.50% 10.14% York-Hanover, PA 718 4 10.95% 58,662 1.34% 6.44% Lebanon, PA 674 1 34.09% 55,459 1.52% 7.21% Harrisburg-Carlisle, PA 625 7 5.21% 58,271 2.04% 7.94% Reading, P 445 7 4.57% 54,255 0.83% 5.84% Hagerstown-Martinsburg, MD-WV 445 2 13.91% 55,961 3.51% 8.64% Top 10 Fulton Financial Corporation MSAs (1) 11,184$ 59,956$ 2.00% 6.09% Total Franchise (1) 12,893$ 59,969$ 2.08% 6.45% Nationwide 53,706$ 3.52% 6.68% 2015-2020 Projected Change

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President & CEO 35 35 Various roles since joining in 1979 Patrick Barrett (1) Senior EVP & CFO 1 22 SunTrust, JPMorgan, Deloitte Touche Tomatsu Craig Roda Senior EVP/ Community Banking 36 36 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ CRO 2 37 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 24 24 Various roles since joining in 1990 Meg Mueller Senior EVP & CCO 18 28 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 22 22 Various roles since joining in 1992 DEEP EXECUTIVE MANAGEMENT TEAM 6 (1) Includes years of service in public accounting as a financial services industry specialist

FIRST QUARTER HIGHLIGHTS • Diluted Earnings Per Share Growth • 4.8% increase compared to 4Q14 • Loans & Deposits • 0.3% increase in average loans compared to 4Q14, despite seasonal headwind; 2.6% increase compared to 1Q14 • 0.3% increase in average deposits compared to 4Q14, driven by an increase in time deposits; 7.2% increase compared to 1Q14 • Net Interest Income & Margin • 3.5% decrease in net interest income a 4 basis point decrease in net interest margin compared to 4Q14 • Asset Quality • $3.7 million negative loan loss provision; decrease in net charge-offs, slight increase in non-performing loans • Non-Interest Income • Decreased 1.6% compared to 4Q14 and increased 5.4% compared to 1Q14; increase in mortgage banking income in comparison to both periods • Non-Interest Expenses • Increased 0.6% compared to 4Q14 and increased 8.1% compared to an unusually low 1Q14; continued Compliance & Risk Management build-out • Strong Capital Levels • Capital levels increased and remain above regulatory well-capitalized minimums under Basel III standards • Increase in quarterly cash dividend to shareholders of one cent; new $50 million share repurchase program announced 7

INCOME STATEMENT SUMMARY – QUARTERLY COMPARISON

FULTON FINANCIAL CORPORATION

	Q1 2015	Change from Q4 2014	Change from Q1 2014
	(dollars in thousands, except per-share data)		
Net Interest Income	**$ 123,581**	$ (4,457)	$ (5,984)
Loan Loss Provision	**(3,700)**	(6,700)	(6,200)
Non-interest Income	**40,592**	(661)	2,086
Securities Gains	**4,145**	3,297	4,145
Non-interest Expense	**118,478**	758	8,924
Income Taxes	**13,504**	2,034	(730)
Net Income	**$ 40,036**	$ 2,087	$ (1,747)
Per Share (Diluted)	**$ 0.22**	$ 0.01	$ -
ROA	**0.95%**	0.07%	(0.06%)
ROE (tangible) (1)	**10.96%**	1.00%	(0.17%)
Efficiency ratio (1)	**70.16%**	2.63%	6.78%

- **<u>Net Income</u> of $40.0 million; a 5.5% increase from Q4 2014 and a 4.2% decrease from Q1 2014**

- <u>Net Interest Income</u>
  - *From Q4 2014*: Decrease of 3.5% due to 2 fewer business days and a 4 bps decline in net interest margin (NIM)
  - *From Q1 2014*: Decrease of 4.6% due to 20 bps decline in NIM, partially offset by 1.6% increase in average earning assets

- <u>Loan Loss Provision</u>

  Negative provision a result of lower net charge-offs, particularly improved performance of impaired loans

- <u>Non-Interest Income</u>
  - *From Q4 2014*: Decrease of 1.6% driven by lower fees as a result of both seasonality and lower day count, partially offset by increased mortgage banking income
  - *From Q1 2014*: Increase of 5.4% due to increased mortgage banking income and other service charges and fees

- <u>Non-Interest Expenses</u>
  - *From Q4 2014*: Increase of 0.6% largely driven by higher occupancy and OREO costs
  - *From Q1 2014*: Increase of 8.1% due to increased incentive compensation, benefits and outside services, reflecting unusually low levels of each of these items in *Q1 2014*

<u>Note</u>: ROA is return an average assets determined by dividing net income for the period indicated by average assets

(1) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

8

NET INTEREST INCOME AND MARGIN 9 Net Interest Income & Net Interest Margin (1) ~ $730 million ~ $610 million $129.6 $127.9 $129.4 $128.0 $123.6 3.47% 3.41% 3.39% 3.31% 3.27% 3.36% 3.05% 2.0% 2.2% 2.4% 2.6% 2.8% 3.0% 3.2% 3.4% 3.6% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Net Interest Income FULT NIM Peer^ NIM Top 50* NIM Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.8 $2.8 $2.8 $2.8 $2.8 $12.8 $12.8 $12.9 $13.1 $13.1 3.97% 3.92% 3.90% 3.85% 3.83% 0.0% 2.0% 4.0% $- $4.0 $8.0 $12.0 $16.0 $20.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Securities & Other Loans Earning Asset Yield (FTE) $12.5 $12.6 $13.0 $13.3 $13.4 $2.3 $2.2 $1.9 $1.8 $1.7 0.69% 0.71% 0.73% 0.76% 0.80% 0.5% 0.7% 0.9% $- $4.0 $8.0 $12.0 $16.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) (1) Presented on a fully-taxable equivalent basis. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

LOAN PORTFOLIO COMPOSITION & YIELD 10 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2011 to 2014 and for the three months ended March 31, 2015. (1) Presented on a fully-taxable equivalent basis. $4.5 $4.6 $4.9 $5.1 $5.2 $3.7 $3.6 $3.7 $3.7 $3.8 $1.6 $1.6 $1.7 $1.7 $1.7 $1.0 $1.2 $1.3 $1.4 $1.4 $0.7 $0.6 $0.6 $0.6 $0.7 $0.4 $0.4 $0.4 $0.4 $0.3 5.09% 4.81% 4.39% 4.21% 4.11% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2011 2012 2013 2014 Mar 2015 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $12.6 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Average loans up 2.6% compared to March 31, 2014; Commercial and Commercial Mortgage up 2.4%, Construction loans up 19.5%, partially offset by declines in Consumer/Other loans. $11.9 $12.0 $12.9 $13.1

DEPOSITS PORTFOLIO COMPOSITION 11 Note: Deposit composition is based on average balances for the periods indicated. 24% 26% 23% 17% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Three Months Ended March 31, 2014 23% 27% 23% 17% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Three Months Ended March 31, 2015 Average demand and savings up 8.1% compared to the three months ended March 31, 2014; while total deposits are up 7.2%.

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Anticipated Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 83.7 mill ion 17.2% +200 bps $ 54.2 mill ion 11.1% +100 bps $ 23.8 mill ion 4.9% - 100 bps $ (19.5) mill ion -4.0% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT MARCH 31, 2015 12

ASSET QUALITY ($ IN MILLIONS) 13 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $8.4 $9.1 $5.8 $8.2 $2.6 0.26% 0.28% 0.18% 0.25% 0.08% 0.10% 0.14% 0.00% 0.25% 0.50% $- $2.0 $4.0 $6.0 $8.0 $10.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 NCOs FULT: NCOs/Ave Loans Peer^: NCOs/Ave Loans Top 50*: NCOs/Ave Loans $2.5 $3.5 $3.5 $3.0 $(3.7) $(10.0) $(8.0) $(6.0) $(4.0) $(2.0) $- $2.0 $4.0 $6.0 $8.0 $10.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 $154.9 $149.3 $143.8 $138.5 $149.3 1.22% 1.16% 1.10% 1.06% 1.14% 0.00% 0.50% 1.00% 1.50% 2.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 NPL NPLs/Loans ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC 128.45% 129.56% 132.85% 134.26% 120.34% 1.56% 1.51% 1.47% 1.42% 1.37% 1.08% 1.20% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 0.00% 50.00% 100.00% 150.00% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Allowance/NPLs FULT: Allowance/Loans Peer^: Allowance/Loans Top 50*: Allowance/Loans

NON-INTEREST INCOME, EXCLUDING SECURITIES GAINS ($ IN MILLIONS) 14 Non-interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $38.5 $43.8 $41.8 $41.3 $40.6 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Mortgage Banking Income & Spreads Other Non-interest Income 1.26% 1.15% 1.32% 1.03% 1.11% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Gains on Sales Servicing Income Spread on Sales (1) $3.6 $5.7 $4.0 $3.7 $4.7 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Deposit Srv Chgs Oth Srv Chgs Other Invt Mgmt & Trust Srvs $34.9 $38.1 $37.8 $37.6 $35.9 -1.6% (1) Represents Gains on Sales divided by total commitments to originate residential mortgage loans for customers.

NON-INTEREST EXPENSES ($ IN MILLIONS) 15 Non-interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $109.6 $116.2 $115.8 $117.7 $118.5 63.4% 65.9% 65.8% 67.5% 70.2% 64.9% 62.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Non-interest expense FULT: Efficiency Ratio Peer^: Efficiency Ratio Top 50*: Efficiency Ratio Salaries and Employee Benefits & Staffing Other Non-interest Expenses 3,547 3,482 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Employee Benefits Total Salaries Average Full-time Equivalent Employees $59.6 $63.6 $62.4 $65.4 $65.0 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Data Processing & Software Outside Srvs Other Occp & Equip $50.0 $52.6 $53.4 $52.3 $53.5 + 0.6% (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

COMPLIANCE & RISK MANAGEMENT $1.8 $2.1 $3.2 $4.1 $4.6 $1.4 $8.2 $3.8 13 45 47 0 5 10 15 20 25 30 35 40 45 50 $- $3.0 $6.0 $9.0 $12.0 2011 2012 2013 2014 2015 (Projected) Salaries & Benefits Expense Outside Consulting Services# Staffing To tal N u m b e r o f Em p lo ye e s at p e rio d e n d $0.8 Q115: $0.9 Q115: $0.6 16 To tal A n n u al E xp e n ses , in m ill io n s $0.1 $1.4 • Strengthening Risk Management and Compliance infrastructures • Addressing deficiencies within BSA/AML compliance • Recent BSA/AML enforcement actions at the Corporation and banking subsidiaries • Significant investments in personnel, outside services and systems; in-line with amounts previously disclosed BSA/AML Compliance Program Expenses and Staffing # Represents third-party consulting and legal services directly related to BSA/AML compliance program. 2015 and 2014 exclude $0.7 million and $0.6 million, respectively, of capitalized software costs.

COST SAVINGS INITIATIVES 2014 Cost Savings Initiatives: Branch consolidations (13 total) Organizational streamlining Compensation and benefit reductions 17 Implementation Expense Implementation Expense Implementation Expense Implementation Expense Expenses (Gains) Reductions Expenses (Gains) Reductions Expenses Reductions Expenses Reductions Branch consolidations 2,080$ -$ 2,080$ (2,400)$ 1,050$ -$ 1,755$ (2,350)$ Subsidiary bank management reductions and other employee compensation and benefit reductions (1,100) (1,020) (1,100) (4,550) 450 (710) 450 (2,950) Total impact of cost savings initiatives 980$ (1,020)$ 980$ (6,950)$ 1,500$ (710)$ 2,205$ (5,300)$ 2014 COST SAVING INITIATIVES Dec 31, 2015 (PROJECTED) Year Ended 2015 COST SAVING INITIATIVES Dec 31, 2014 (ACTUAL) Mar 31, 2015 (ACTUAL) Year Ended Three Months Ended Three Months Ended Mar 31, 2014 (ACTUAL) (in thousands) $7 million savings in 2014 ($8 million annual savings run rate) 2015 Cost Savings Initiatives: Branch consolidations (11 total; 9 completed in April 2015) Staffing and benefit reductions $5 million estimated savings in 2015 ($7 million annual savings run rate)

PROFITABILITY & CAPITAL 18 ROA ROE Diluted Earnings Per Common Share 8.05% 7.96% 8.25% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 FULT Peer^ Top 50* 0.95% 0.90% 0.92% 0.75% 0.80% 0.85% 0.90% 0.95% 1.00% 1.05% 1.10% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 FULT Peer^ Top 50* Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets. ROE is return an average equity, determined by dividing net income for the period indicated by average equity. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 9.3% 9.5% 9.3% 8.8% 8.9% 0.0% 4.0% 8.0% 12.0% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Tangible Common Equity Ratio (1) $0.22 $0.21 $0.21 $0.21 $0.22 $- $0.05 $0.10 $0.15 $0.20 $0.25 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015

STOCK REPURCHASE PROGRAMS June 2012 to April 2015 Repurchase Programs (1) Shares Repurchased 26.4 million % of Outstanding Shares 14.9% (2) Amount Repurchased $307 million Average Purchase Price $11.61 19 demand and savings (1) Share repurchase programs completed during from June 2012 to April 2015. (2) Total shares repurchased as a percentage of outstanding common stock on April 30, 2015. In April 2015, the Board of Directors approved the repurchase of up to $50 million of shares of our common stock, or 2.3% of outstanding shares at any time, through December 31, 2015

AVERAGE ASSETS AND ROA, BY BANK Three Months Ended Mar 31, 2015 Return on Average Assets (1) Average Assets ($ Millions) 2015 2014 Fulton Bank, N.A. $9,517 1.16% 1.29% Lafayette Ambassador Bank 1,415 1.09% 1.06% FNB Bank, N.A. 339 0.82% 1.03% Swineford National Bank 302 2.03% 0.93% The Columbia Bank 2,105 0.72% 0.88% Fulton Bank of New Jersey 3,519 0.81% 0.67% Fulton Financial Corporation $17,115 0.95% 1.01% Three Months Ended Mar 31, (1) Net Income divided by average assets, annualized. 20

2015 OUTLOOK • Loans & Deposits: Annual average growth of 3%-7% • Net Interest Margin: Compression of 0-4 bps per quarter, on average, based on the current interest rate environment • Asset Quality: Continued modest provision; volatility may occur due to individual credits • Non-Interest Income: Mid- to high- single digit growth rate • Non-Interest Expense: Low-single digit growth rate • Compliance, Risk Management and Technology: Continued focus on program build-out • Capital: Continued commitment to return of capital to shareholders 21

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 23 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Balance Yield Q4 2104 Q1 2014 Q4 2104 Q1 2014 Comm'l Mort 5,164$ 4.22% 33$ 79$ (0.14%) (0.22%) Commercial 3,770 3.87% 47 133 0.06% (0.16%) Home Equity 1,721 4.14% (15) (34) 0.01% (0.04%) Resid Mort 1,370 3.84% (8) 34 (0.07%) (0.15%) Construction 689 3.93% (9) 113 (0.03%) (0.15%) Cons./Other 382 6.27% (8) 9 0.18% 0.03% Total Loans 13,096$ 4.11% 40$ 334$ (0.05%) (0.17%) (dollars in millions) Balance FromQ1 2015 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 24 Balance Rate Q4 2014 Q1 2014 Q4 2014 Q1 2014 Nonint DDA 3,662$ - % 31$ 419$ - % - % Int DDA 3,136 0.13% (10) 191 0.00% 0.00% Savings/MMDA 3,517 0.13% (31) 165 0.00% 0.00% CD's 3,062 1.02% 45 130 0.06% 0.20% Total Deposits 13,377 0.30% 35 905 0.02% 0.04% Cash Mgt 260 0.08% (10) (29) 0.00% -0.01% Total Customer Funding 13,637$ 0.29% 25$ 876$ 0.01% 0.04% (dollars in millions) Balance FromQ1 2015 Change In Rate From Note: Average customer funding is for the three months ended March 31, 2015.

ENDING LOAN DISTRIBUTION BY STATE

MARCH 31, 2015

FULTON FINANCIAL CORPORATION

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Consumer & Other	Total
			(in thousands)			
Pennsylvania	$ 2,682,881	$ 2,618,898	$ 388,735	$ 686,031	$ 1,276,886	$ 7,653,431
New Jersey	537,771	1,347,280	98,308	168,819	355,525	2,507,703
Maryland	298,709	606,192	46,084	166,441	281,437	1,398,863
Virginia	154,821	417,756	88,208	258,297	66,181	985,263
Delaware	88,449	236,975	56,471	85,200	103,150	570,245
	$ 3,762,631	$ 5,227,101	$ 677,806	$ 1,364,788	$ 2,083,179	$ 13,115,505

25

NON-PERFORMING LOANS* MARCH 31, 2015 26 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (in thousands) Pennsylvania 28,352$ 18,411$ 8,815$ 11,660$ 7,609$ 74,847$ Maryland 3,632 3,621 1,866 3,597 1,941 14,657 New Jersey 8,004 20,307 2,857 4,949 5,718 41,835 Virginia 2,937 1,954 382 7,087 875 13,235 Delaware 340 2,038 220 1,302 820 4,720 43,265$ 46,331$ 14,140$ 28,595$ 16,963$ 149,294$ Ending Loans 3,762,631$ 5,227,101$ 677,806$ 1,364,788$ 2,083,179$ 13,115,505$ Non-performing Loan % (3/31/15) 1.15% 0.89% 2.09% 2.10% 0.81% 1.14% Non-performing Loan % (12/31/14) 0.82% 0.87% 2.37% 2.11% 0.82% 1.06% * Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) THREE MONTHS ENDED MARCH 31, 2015 27 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (dollars in thousands) Pennsylvania 795$ 302$ (200)$ 901$ 875$ 2,673$ Maryland (48) 65 (933) 30 257 (629) New Jersey 339 (87) (11) 264 102 607 Virginia (7) - - (65) 4 (68) Delaware (2) (7) (3) (8) 10 (10) 1,077$ 273$ (1,147)$ 1,122$ 1,248$ 2,573$ Average Loans 3,770,187$ 5,163,845$ 688,690$ 1,370,376$ 2,102,430$ 13,095,528$ Annualized Net Charge-offs (Recoveries) to Average Loans 0.11% 0.02% -0.67% 0.33% 0.24% 0.08%

INVESTMENT PORTFOLIO MARCH 31, 2015 28 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value Agency collateralized mortgage obligations 4.0 875$ (7) 868$ Agency mortgage-backed securities 4.7 911 19 930 Municipal bonds 5.1 217 7 224 Auction rate securities 2.2 106 (7) 99 Corporate & trust preferred securities 9.7 99 (1) 98 Bank stocks N/A 29 12 41 Other investments N/A - - - Total Investments 4.5 2,237$ 23$ 2,260$ (dollars in millions)

A SUSTAINABLE PAYOUT 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 2011 2012 2013 2014 Q1 2015 Cash Dividend Yield 29 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2011 to March 31 , 2015. Cash Dividend Per Common Share & Yield CAGR (2) = 31.6% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) QUARTER ENDED MARCH 31 30 Q1 2015 Q4 2014 Q1 2014 Q4 2014 Q1 2014 Invt Mgt & Trust 10,889$ 11,188$ 10,958$ (299)$ (69)$ Overdraft & NSF Fees 4,801 5,500 5,297 (699) (496) Mortgage Banking Income 4,688 3,723 3,605 965 1,083 Service Charges 3,551 3,609 3,309 (58) 242 Cash Mgt Fees 3,217 3,120 3,105 97 112 Merchant Fees 3,177 3,486 2,723 (309) 454 Debit Card Fees 2,389 2,896 2,210 (507) 179 Credit Card Fees 2,235 2,322 2,171 (87) 64 Letters of Credit 1,157 1,115 1,101 42 56 Commercial Swap Fees 811 1,071 1,013 (260) (202) Other Income 3,677 3,223 3,014 454 663 Total Non-Interest Income 40,592$ 41,253$ 38,506$ (661)$ 2,086$ (in thousands) Change From

NON-INTEREST EXPENSE QUARTER ENDED MARCH 31 31 Q1 2015 Q4 2014 Q1 2014 Q4 2014 Q1 2014 Salaries & Benefits 64,990$ 65,398$ 59,566$ (408)$ 5,424$ Occupancy & Equipment 17,650 14,779 17,205 2,871 445 Data Proc. & Software 8,086 7,617 6,721 469 1,365 Outside Services 5,750 8,720 3,812 (2,970) 1,938 Professional fees 2,871 3,271 2,904 (400) (33) FDIC Insurance 2,822 2,772 2,689 50 133 Supplies & Postage 2,369 2,459 2,326 (90) 43 Telecommunications 1,716 1,677 1,819 39 (103) OREO & Repo Expenses, net 1,362 236 983 1,126 379 Marketing 1,233 2,414 1,584 (1,181) (351) Operating Risk Loss 827 485 1,828 342 (1,001) Other Expenses 8,802 7,892 8,117 910 685 Total Non-Interest Expenses 118,478$ 117,720$ 109,554$ 758$ 8,924$ (in thousands) Change From

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Mar 31 2014	Jun 30 2014	Sep 30 2014	Dec 31 2014	Mar 31 2015
Efficiency ratio	*(dollars in thousands)*				
Non-interest expense	$ 109,554	$ 116,174	$ 115,798	$ 117,720	$ 118,478
Less: Intangible amortization	(315)	(315)	(314)	(315)	(130)
Numerator	$ 109,239	$ 115,859	$ 115,484	$ 117,405	$ 118,348
Net interest income (fully taxable equivalent)	$ 133,846	$ 132,175	$ 133,692	$ 132,614	$ 128,086
Plus: Total Non-interest income	38,506	44,872	41,900	42,101	44,737
Less: Investment securities (gains) losses	-	(1,112)	(81)	(848)	(4,145)
Denominator	$ 172,352	$ 175,935	$ 175,511	$ 173,867	$ 168,678
Efficiency ratio	63.38%	65.85%	65.80%	67.53%	70.16%

	Three Months Ended		
	Mar 31 2014	Dec 31 2014	Mar 31 2015
	(dollars in thousands)		
Return on Average Shareholders' Equity (ROE) (Tangible)			
Net income	$ 41,783	$ 37,949	$ 40,036
Plus: Intangible amortization, net of tax	204	205	85
Numerator	$ 41,987	$ 38,154	$ 40,121
Average shareholders' equity	$ 2,062,914	$ 2,052,211	$ 2,015,963
Less: Average goodwill and intangible assets	(532,901)	(531,955)	(531,732)
Average tangible shareholders' equity (denominator)	$ 1,530,013	$ 1,520,256	$ 1,484,231
Return on average common shareholders' equity (tangible), annualized	11.13%	9.96%	10.96%

32

NON-GAAP RECONCILIATION (CON’T) 33 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2014 2014 2014 2014 2015 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,058,719$ 2,099,800$ 2,078,006$ 1,996,665$ 2,031,513$ Less: Intangible assets (532,747) (532,432) (532,117) (531,803) (531,672) Tangible shareholders' equity (numerator) 1,525,972$ 1,567,368$ 1,545,889$ 1,464,862$ 1,499,841$ Total assets 16,911,889$ 17,033,639$ 17,238,174$ 17,124,767$ 17,366,393$ Less: Intangible assets (532,747) (532,432) (532,117) (531,803) (531,672) Total tangible assets (denominator) 16,379,142$ 16,501,207$ 16,706,057$ 16,592,964$ 16,834,721$ Tangible Common Equity to Tangible Assets 9.3% 9.5% 9.3% 8.8% 8.9%

PEER GROUP* Associated Banc-Corp BancorpSouth, Inc. BOK Financial Corporation Commerce Bancshares, Inc. Cullen/Frost Bankers, Inc. FNB Corporation FirstMerit Corporation Hancock Holding Company IBERIABANK Corporation International Bancshares Corp. National Penn Bancshares, Inc. Private Bancorp, Inc. Prosperity Bancshares, Inc. Susquehanna Bancshares, Inc. TCF Financial Corporation Trustmark Corporation UMB Financial Corporation Umpqua Holdings Corporation Valley National Bancorp Webster Financial Corporation Wintrust Financial Corporation *Fulton’s Peer group as of April 1, 2014. Changes from 2013 peer group include the addition of National Penn Bancshares, Inc., Private Bancorp, Inc. and Trustmark Corporation and the deletion of City National Corporation and People’s United Financial, Inc. Peer comparisons for all historical periods included within this presentation have been updated based on the above peer group for all periods presented. 34

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